EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This Fifth Amendment to Credit Agreement (this “Fifth Amendment”) is entered into as of May 9, 2016 (the “Fifth Amendment Effective Date”), by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) and SURMODICS, INC., a Minnesota corporation (“Borrower”).

RECITALS

Borrower and Bank are parties to that certain Credit Agreement dated as of November 4, 2013, as amended from time to time, including by that certain First Amendment to Credit Agreement dated as of November  5,  2014, that certain Second Amendment to Credit Agreement dated as of November 20, 2015, that certain Third Amendment to Credit Agreement dated as of December 22, 2015, and that certain Fourth Amendment to Credit Agreement  dated as of March 4, 2016 (the "Agreement"). The parties desire to amend the Agreement in accordance with the terms of this Fifth Amendment..

NOW, THEREFORE, the parties agree as follows:

1.Subsection  (iv) of the  definition  of  "Permitted  Indebtedness"  in  Section  5 .3  of the Agreement hereby is amended and restated in its entirety to read as  follows:

“"(iv) any Indebtedness incurred by Borrower, including Indebtedness in  favor of any Subsidiary, that is either (A) unsecured Indebtedness or (B) Indebtedness subordinated to the Indebtedness owing by Borrower to Bank (and identified as being such by Bank), provided that in the case  of both (A) and (B), (X) such Indebtedness is on terms and in form and  substance  satisfactory  to Bank and (Y) in an amount not to exceed Forty Million Dollars ($40,000,000) in the aggregate;"

2.Section 5.6 of the Agreement hereby is modified by deleting the word  "and" as it appears  at  the end of subsection (j) and replacing it with a comma; deleting the period as it appears at the end of subsection (k) and replacing it with the word "and"; and adding new subsections (I) and (m) at the end thereof to read as follows:

"(I) investments consisting of extensions of credit to any Subsidiary in the nature of accounts receivable or notes receivable arising from the grant of trade credit in the ordinary course of business, in an amount not to exceed Two Million Dollars ($2,000,000) in the aggregate at  any time, and (m) loans, advances or investments in connection with capital expenditures, including without limitation Borrower's acquisition of Creagh Medical's manufacturing  facility  a.id renovation of the same, in an amount not to exceed Twelve Million  Five  Hundred Thousand Dollars  ($12,500,000) in the aggregate."

3.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank's failure at any time to require strict performance  by  Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.

4.Unless otherwise defined, all initially capitalized terms in this Fifth Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly  set forth herein, the execution, delivery,  and performance of this Fifth  Amendment  shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

5. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Fifth Amendment, and that no Event of Default has occurred and is continuing.

6.As a condition to the effectiveness of this Fifth Amendment, Bank shall have received, in form and substance satisfactory to Bank:

(a)this Fifth Amendment, duly executed by Borrower; and

(b)all reasonable fees and expenses incurred in connection with this Fifth Amendment and through the date of this Fifth Amendment, which may be debited from any of Borrower's accounts.

7.This Fifth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Fifth Amendment as of the first date above written.

SURMODICS, INC.

By:/s/ Andrew D. C. LaFrence

Title:VP Finance and CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:/s/ Dianne Wegscheid

Title:Sr. Vice President

[Signature Page to Fifth Amendment to Credit Agreement]